UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 27, 2004 (July 27, 2004)

Analysts International Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota		55435-3000
(Address for principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Transcript of prepared remarks for Company’s earnings conference call held July 27, 2004.

ITEM 9.  REGULATION FD DISCLOSURE

On July 27, 2004, Analysts International Corporation held a conference call in which management delivered prepared remarks concerning the Company's financial results for the quarter ending July 3, 2004 and future strategy.  The full text of the prepared remarks delivered during the conference call is attached as Exhibit 99.1.

ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 27, 2004, Analysts International Corporation held a conference call in which management delivered prepared remarks concerning the Company's financial results for the quarter ending July 3, 2004 and future strategy.  The full text of the prepared remarks delivered during the conference call is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 27, 2004	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

99.1	Press release dated July 27, 2004.